UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  November 14, 2006

SPACEHAB, Incorporated

(Exact name of registrant as specified in its charter)

Washington	0-27206	91-1273737
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

12130 State Highway 3, Building 1

Webster, Texas  77598

(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code)  (713) 558-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD

Item 7.01.         Regulation FD Disclosure

On Tuesday, November 14, 2006 the Company announced that its Astrotech Space Operations subsidiary has been awarded a $20.0 million contract to design and build a payload processing facility for the U.S. Government, Office of Space Launch.  A copy of the press release is incorporated herein by reference and is furnished as Exhibit 99.1 to this report.

The Company previously disclosed entry into this agreement in its November 3, 2006 Form 8K filed with the Securities and Exchange Commission.

Section 9 — Financial Statements and Exhibits

Item 9.01.         Financial Statements and Exhibits

(c) Exhibits

Exhibit Number	Title of Document

99.1	Press release dated November 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPACEHAB, Incorporated

November 15, 2006	By:	/s/ Brian K. Harrington
Brian K. Harrington
Sr. Vice President and Chief Financial Officer